FORM 8-A/A

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

        AMENDMENT TO FORM 8-A FOR REGISTRATION OF CERTAIN
    CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF
               THE SECURITIES EXCHANGE ACT OF 1934

                          NORTEK, INC.
     (Exact name of registrant as specified in its charter)



      Delaware               1-6112               05-0314991
(State of incorporation    (Commission          (IRS Employer)
  or organization)         File Number)      Identification No.)


          50 Kennedy Plaza, Providence, RI 02903-2360
  (Address of principal executive officer)  (Zip Code)

                         AMENDMENT NO. 5

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Registration Statement on Form 8-A, registering its Preference
Stock Purchase Rights, as follows:

Item 1.   Description of Securities to be Registered.

      On March 31, 1986, Nortek, Inc. (the "Company") declared a dividend distribution of one preferred stock purchase right (a "Right"; collectively, the "Rights") for every outstanding share of Common Stock, $1.00 par value (the "Common Stock") of the Company. The distribution was payable on April 11, 1986 (the "Dividend Record Date") to the shareholders of record at the close of business on the Dividend Record Date. On March 18, 1991, the Company amended and restated the Rights Agreement (the "Rights Agreement") between the Company and State Street Bank and Trust Company, as Rights Agent (the "Rights Agent"). The Rights Agreement sets forth the description and terms of the Rights. As of October 6, 1993, the Company further amended the Rights Agreement as provided in Amendment No. 1 to the Rights Agreement. As of September 27, 1995 the Company further amended the Rights Agreement as provided in Amendment No. 2 to the Rights Agreement which is filed as Exhibit 1 attached hereto and is incorporated herein by reference. The Rights Agreement contemplates the issuance of one Right for every share of Common Stock and Special Common Stock issued between the Record Date and the Distribution Date (as that term is defined below). Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of its Series A Participating Preference Stock, $1.00 par value (the "Preference Stock"), at a price of $75.00 per each one one-hundredth share of Preference Stock (the "Purchase Price"), subject to adjustment.

      The Rights will separate from the Common Stock and Special Common Stock and Rights certificates will be issued on the Distribution Date. Unless otherwise determined by a majority of the Board of Directors, the Distribution Date will occur on the earlier of the tenth business day following (i) the later of (A) a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership (determined as provided in the Rights Agreement) of 17% or more of the outstanding shares of Common Stock and Special Common Stock (taken together as a single class, treating each share of Special Common Stock outstanding as one share of Common Stock outstanding) (the "Stock Acquisition Date") and (B) the date on which an executive officer of the Company has actual knowledge that an Acquiring Person has become such, or (ii) the commencement or announcement of an intention to make a tender offer or exchange offer that would result in a person or group owning 30% or more of the outstanding Common Stock and Special Common Stock (taken together as a single class, treating each share of Special Common Stock outstanding as one share of Common Stock outstanding) (the earlier of such dates being called the "Distribution Date"). In any event, the Board of Directors may delay the distribution of the Rights. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock and Special Common Stock certificates issued after the Dividend Record Date upon transfer or new issuance of the Company's Common Stock or Special Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the Company's Common Stock or Special Common Stock certificates outstanding as of the Dividend Record Date will also constitute the transfer of the Rights associated with the Common Stock or Special Common Stock represented by such certificate. As soon as practicable following the Distribution Date, if any, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Company's Common Stock and Special Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

      Bready Associates, a general partnership, any general partner thereof, and any affiliate thereof so long as Richard L. Bready is a general partner of such partnership, any director of the Company, any executive officer elected by the directors of the Company and any affiliate thereof and any two or more of such persons acting as a group will not be considered an Acquiring Person. In addition, the Company, any wholly-owned subsidiary of the Company, any employee benefit plan of the Company or any wholly-owned subsidiary of the Company or any trustee thereof acting in such capacity or any Acquiring Person who became such prior to October 12, 1993 with respect to securities of the Company acquired prior to such date will not be considered an
Acquiring Person. Also any person who would be considered to have become an Acquiring Person on and after September 27, 1995 solely as a result of decreases in the outstanding shares of Common Stock and Special Common Stock of the Company provided such person does not thereafter purchase or otherwise acquire any additional shares will not be considered an Acquiring Person.

      The Rights are not exercisable until the Distribution Date.
The Rights will expire on April 11, 1996 (the "Expiration Date").

      The Purchase Price payable, and the number of shares of the Preference Stock or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the
Preference  Stock,  (ii)  upon  the  grant  to  holders  of   the
Preference Stock of certain rights or warrants to subscribe for shares of the Preference Stock or convertible securities at less than the current market price of the Preference Stock or (iii) upon the distribution to holders of the Preference Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends out of the earnings or retained earnings of the Company and dividends payable in shares of Preference Stock) or of subscription rights or warrants (other than those referred to above).

      In the event that, at any time following the Stock Acquisition Date, the Company were acquired in a merger or other business combination (other than a merger descried in the following sentence) or 50% or more of its assets or earning power were sold, proper provision shall be made so that, except as described in the last sentence of this paragraph, each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of such transaction which would have a market value of two times the exercise price of the Right. In the event that, at any time following the Distribution Date, (i) the Company were the surviving corporation in a merger with an Acquiring Person and its Common Stock were not changed or exchanged, (ii) an Acquiring Person engages in one of a number of self-dealing transactions specified in the Rights Agreement or
(iii) during such time as there is an Acquiring Person, (A) an event occurs which results in such Acquiring Person's ownership interest being increased by more than 1% or (B) there shall be any reduction in the annual rate of dividends paid on the shares of Common Stock (except as approved by a majority of the directors of the Company or as necessary to reflect any subdivision of the Common Stock or as required by Delaware law), proper provision shall be made so that, except as described in the following sentence, each holder of a Right will thereafter have the right to receive upon exercise that number of shares of the Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a market value of two times the exercise price of the Right. Following the occurrence of any of the events described in this paragraph (as defined in the Rights Agreement, a "Common Stock Event"), any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person shall immediately become null and void.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of any securities (other than fractional shares of Preference Stock in integral multiples of one one-hundredth of a share) will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of such securities on the last trading date prior to the date of exercise.

      At any time prior to earlier of (i) the first occurrence of a Common Stock Event or (ii) the Expiration Date, the directors of the Company, by a two-thirds vote, may redeem the Rights at a redemption price of $.01 (the "Redemption Price"), as described in the Rights Agreement. Immediately upon the action of the directors of the Company electing to redeem the Rights, the Company shall make a public announcement thereof, and upon such election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

      If not previously exercised or redeemed, the Rights will expire on the Expiration Date. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     Any of the provisions of the Rights Agreement may be amended by the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Company without approval of the holders of the Rights in order to cure any ambiguity, to correct or supplement any provision which may be defective or inconsistent, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), to shorten or lengthen any time period under the Rights Agreement, including, without limitation, the redemption period or to reduce the Purchase Price in order that certain transactions will not be taxable.

      While the distribution of the Rights will not be taxable to stockholders or the Company and the Company believes that separation of the Rights on the Distribution Date should not be so taxable, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other property) of the Company or for common stock of the acquiring Company as set forth above.

      As of October 10, 1995, there were 11,746,501 shares of Common Stock and 506,776 shares of Special Common Stock outstanding each of which received one Right and each share of Common Stock and Special Common Stock issued thereafter will receive one Right. As long as the Rights are attached to the Common Stock and Special Common Stock, the Company will issue one Right with each newly issued share of Common Stock and Special Common Stock, including any such shares which may be issued pursuant to employee benefit plans and the Company's contractual commitments, so that all shares of Common Stock and Special Common Stock outstanding on the Distribution Date will have attached Rights. The Company has reserved 200,000 shares of Preferred Stock for issuance upon exercise of the Rights.

      The Rights may be deemed to have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the directors of the Company, except pursuant to an offer conditioned on a substantial number of Rights being acquired.

      The foregoing description of the Rights does not purport to be  complete  and  therefore  is qualified  in  its  entirety  by reference  to the Rights Agreement and Amendments  No.  1  and  2
thereto which have been filed as exhibits to the Form 8-A.


Item 2.   Exhibits.

      Item 2 is hereby amended to include the following as an exhibit to the registration statement:

Exhibit

     A.   Amendment No. 2 dated as of September 27, 1995  to  the
          Amended and Restated Rights Agreement, dated as of March 18, 1991 between the Company and State Street
          Bank and Trust Company, as Rights Agent.

                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NORTEK, INC.



                                   By: /s/ Richard L. Bready
                                   Title:  Chairman



Date:  October 13, 1995

                                                        EXHIBIT A

             AMENDMENT NO. 2 TO AMENDED AND RESTATED
                  NORTEK, INC. RIGHTS AGREEMENT
                   DATED AS OF MARCH 18, 1991

      This amendment, dated as of September 27, 1995, amends the Nortek, Inc. Rights Agreement dated as of March 31, 1986, as amended and restated as of March 18, 1991 (the "Rights Agreement") between Nortek, Inc., a Delaware corporation (the "Company") and State Street Bank and Trust Company, as Rights Agent (the "Rights Agent"). Terms defined in the Rights Agreement and not otherwise defined herein are used herein as so defined.

                      W I T N E S S E T H:

      WHEREAS, on March 18, 1991, the Board of Directors  of  the
Company approved certain amendments to the Rights Agreement and approved the form of the Amended and Restated Rights Agreement;

     WHEREAS, pursuant to Section 26 of the Rights Agreement, the Board of Directors of the Company desires to further amend certain provisions of the Rights Agreement;

      NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

          Section  1(a)  is amended by adding the  following
          subparagraph  (vi)  to  the  proviso   immediately
          following   subparagraph   (v)   and   immediately
          preceding "shall":

                  "or  (vi)  any  Acquiring  Person   who
               becomes, or has become, such on or after September 27, 1995 solely as a result of decreases in the outstanding number of shares of Common Stock and Special Common
               Stock; provided that such Person does not thereafter purchase or otherwise acquire beneficial ownership of any additional shares,"

      IN WITNESS WHEREOF, the parties have caused this amendment to the Rights Agreement to be duly executed as of the day and year first above written.

                                   NORTEK, INC.

                                   By: /s/ Richard L. Bready
                                   Title:  Chairman

Attest:

By:/s/ Kevin W. Donnelly
Title:  Secretary

                                   STATE STREET BANK AND
                                     TRUST COMPANY

                                   By: /s/ Vincent J. Quealy, Jr.
                                   Title: Vice President